UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2019

Neoleukin Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36327	98-0542593
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360-1616 Eastlake Avenue East

Seattle, Washington 98102

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (206) 732-2133

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.000001 par value	NLTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 12, 2019, Neoleukin Therapeutics, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) and the following proposals were adopted:

1.

Election of two Class II Directors, Jonathan G. Drachman and Sarah B. Noonberg, each to serve a three-year term, which will expire at the 2022 Annual Meeting of Stockholders and until such time as their respective successors have been duly elected and qualified or until such director’s earlier resignation or removal. The vote tally was as follows:

Nominees	Shares For	Shares Withheld	Broker Non-Votes
Jonathan G. Drachman	18,576,433	114,883	2,708,241
Sarah B. Noonberg	18,593,221	98,095	2,708,241

2.

Approval of the conversion of 101,927 shares of the Company’s non-voting convertible preferred stock issued to the former equity holders of Neoleukin Therapeutics, Inc. (“Former Neoleukin”) in connection with the Company’s completed acquisition of Former Neoleukin, into 10,192,700 shares of the Company’s common stock (“Proposal No. 2”). The vote tally was as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
17,822,462	64,240	786	2,708,241

3.

Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000. The vote tally was as follows:

Shares For	Shares Against	Shares Abstaining
21,002,342	371,133	26,082

4.

Approval of an amendment, at the discretion of the Board of Directors, to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio not less than 1-for-2 and not greater than 1-for-5, with the exact ratio to be set within that range at the discretion of the Company’s Board of Directors before December 31, 2020 without further approval or authorization of the Company’s stockholders, and a corresponding reduction in the number of authorized shares of common stock. The vote tally was as follows:

Shares For	Shares Against	Shares Abstaining
20,853,632	509,533	36,392

5.

Approval of amendments to the Company’s 2014 Equity Incentive Plan to, among other things, increase the number of shares of the Company’s common stock available for grant and issuance thereunder by 4,500,000 shares. The vote tally was as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
15,441,280	3,103,050	146,986	2,708,241

6.	Ratification of the appointment of Deloitte LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2019. The vote tally was as follows:

Shares For	Shares Against	Shares Abstaining
21,136,792	247,994	14,771

7.

Approval of one or more adjournments of the Annual Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the Proposal Numbers 1 through 6 at the time of the Annual Meeting or in the absence of a quorum.

Shares For	Shares Against	Shares Abstaining
18,153,454	3,208,736	37,367

Item 8.01	Other Events

On November 12, 2019, following the approval by the Company’s stockholders of Proposal No. 2 at the Annual Meeting, 101,927 shares of the Company’s non-voting convertible preferred stock automatically converted into 10,192,700 shares of the Company’s common stock.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Neoleukin Therapeutics, Inc. 2014 Equity Incentive Plan, as amended November 12, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOLEUKIN THERAPEUTICS, INC.

Date: November 14, 2019	By:	/s/ Kamran Alam
Kamran Alam
Interim Chief Financial Officer